UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2011

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 3, 2011, MasterCard Incorporated (the “Company”) issued a press release announcing financial results for its fourth quarter and full- year 2010.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 7.01 Regulation FD Disclosure

On February 3, 2011, the Company will host a conference call to discuss its fourth quarter and full- year 2010 financial results. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release of MasterCard Incorporated, dated February 3, 2011.
99.2	Presentation of MasterCard Incorporated, dated February 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: February 3, 2011	B y	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of MasterCard Incorporated, dated February 3, 2011.
99.2	Presentation of MasterCard Incorporated, dated February 3, 2011.

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